UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 30, 2016

PARKER DRILLING COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	73-0618660 (I.R.S. Employer Identification No.)

5 Greenway Plaza, Suite 100, Houston, Texas 77046

(Address of principal executive offices) (Zip code)

(281) 406-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 4, 2017 Parker Drilling Company, a Delaware corporation, (the “Company”) announced that Philip Agnew, its Senior Vice President and Chief Technical Officer, left the Company effective January 1, 2017.

In connection with Mr. Agnew’s departure, the Company and Mr. Agnew have entered into a Separation Agreement and Release dated as of December 30, 2016 (the “Agnew Separation Agreement”). The Agnew Separation Agreement provides, among other things, that Mr. Agnew will receive the following consideration:

•	base salary through January 1, 2017;

•	payment for accrued but unused vacation time in accordance with the Company’s customary policy for all employees;

•	a lump-sum payment of $836,382.40;

•	health insurance coverage for Mr. Agnew and his covered dependents for twenty-four months;

•	pro rata vesting of restricted stock units and phantom stock units; and,

•	in the event that the Company’s compensation committee approves such awards for other executive officers, payouts of incentive compensation and long-term incentive awards earned in 2016.
The foregoing description of the Agnew Separation Agreement is not complete and is qualified in its entirety by reference to the Agnew Separation Agreement, which is filed as Exhibit 10.1 to this report and is incorporated herein by reference.

On January 4, 2017 the Company announced that David Farmer, its Senior Vice President - Europe, Middle East and Asia, left the Company effective January 1, 2017.

In connection with Mr. Farmer’s departure, the Company and Mr. Farmer have entered into a Separation Agreement and Release dated as of December 30, 2016 (the “Farmer Separation Agreement”). The Farmer Separation Agreement provides, among other things, that Mr. Farmer will receive the following consideration:

•	base salary through January 1, 2017;

•	payment for accrued but unused vacation time in accordance with the Company’s customary policy for all employees;

•	a lump-sum payment of $1,067,520.35;

•	health insurance coverage for Mr. Farmer and his covered dependents for twenty-four months;

•	pro rata vesting of restricted stock units and phantom stock units; and,

•	in the event that the Company’s compensation committee approves such awards for other executive officers, payouts of incentive compensation and long-term incentive awards earned in 2016.
The foregoing description of the Farmer Separation Agreement is not complete and is qualified in its entirety by reference to the Farmer Separation Agreement, which is filed as Exhibit 10.2 to this report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

The following exhibit is furnished herewith:

10.1	Separation Agreement and Release dated as of December 30, 2016 between Parker Drilling Company and Philip Agnew.

10.2	Separation Agreement and Release dated as of December 30, 2016 between Parker Drilling Company and David Farmer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Parker Drilling Company
Date: January 6, 2017	By:	/s/ Christopher T. Weber
Christopher T. Weber
Senior Vice President, Chief Financial Officer